Filed Pursuant to Rule 497(a)

Registration No. 333-195863

Rule 482ad

CONTACT:

Franklin Square Media Team

215-495-1174

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FOR IMMEDIATE RELEASE

S&P Upgrades FSIC to BBB with Stable Outlook

PHILADELPHIA, PA, July 7, 2014 – FS Investment Corporation (NYSE: FSIC) today announced that Standard & Poor’s Rating Services has upgraded its credit rating of FSIC to BBB with a stable outlook. At the same time, S&P assigned a BBB rating to FSIC’s proposed unsecured note issuance.

In early April, FSIC received a BBB- with a positive outlook ahead of FSIC’s anticipated listing on the New York Stock Exchange. For the July upgraded rating, S&P cited improved funding and financial risk profiles resulting from FSIC’s proposed issuance of unsecured debt and FSIC’s recent listing on the New York Stock Exchange as reasons for its new rating. S&P further cited FSIC’s focus on senior secured first-lien assets as support for the rating upgrade.

Other Information

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of FSIC before investing. The preliminary prospectus supplement dated July 7, 2014 and the accompanying prospectus dated June 19, 2014, each of which has been filed with the Securities and Exchange Commission, contain this and other information about FSIC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of FSIC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146 or by email at prospectus@citi.com; Wells Fargo Securities, LLC at 1525 West W.T. Harris Blvd., NC0675, Charlotte, NC 28262, or

via phone at 1-800-326-5897 or by email at cmclientsupport@wellsfargo.com; or J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Securities Desk or via phone at 212-834-4533.

About FS Investment Corporation

FSIC is a publicly traded business development company (BDC) focused on providing customized credit solutions to private middle market U.S. companies. FSIC seeks to invest primarily in the senior secured debt and, to a lesser extent, the subordinated debt of private middle market companies to achieve the best risk-adjusted returns for its investors. In connection with its debt investments, FSIC may receive equity interests such as warrants or options.

FSIC is advised by FB Income Advisor, LLC, an affiliate of Franklin Square Capital Partners (Franklin Square), and is sub-advised by GSO / Blackstone Debt Funds Management LLC, an affiliate of GSO Capital Partners LP (GSO). GSO, with approximately $66 billion in assets under management as of March 31, 2014, is the credit platform of Blackstone, one of the world’s leading managers of alternative investments.

About Franklin Square

Franklin Square is a leading manager of alternative investment funds designed to enhance investors’ portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm’s funds offer “endowment-style” investment strategies that help construct diversified portfolios and manage risk. Franklin Square strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Founded in Philadelphia in 2007, Franklin Square quickly established itself as a leader in the world of alternative investments by introducing innovative credit-based income funds, including the industry’s first non-traded BDC. The firm managed approximately $11.0 billion in assets as of March 31, 2014.

About Blackstone and GSO Capital Partners

Blackstone is one of the world’s leading investment and advisory firms. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies it invests in, the companies it advises and the broader global economy. The firm does this through the commitment of its extraordinary people and flexible capital. GSO is the global credit platform of Blackstone. GSO, together with its affiliates, has approximately $66 billion of assets currently under management and is one of the largest credit-focused alternative managers in the world and a major participant in the leveraged finance marketplace. GSO seeks to generate superior risk-adjusted returns in its credit business by investing in a broad array of strategies including mezzanine, distressed investing leveraged loans and other special situation strategies. Blackstone’s alternative asset management businesses include investment vehicles focused on private equity, hedge fund solutions, secondary funds, and multi asset class exposures falling outside of other funds’ mandates. Blackstone also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services.

Forward-Looking Statements

This press release may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC’s operations or the economy due generally to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC’s operating area, and the price at which shares of its common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission. FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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